Filed pursuant to Rule 497(a)

File No. 333-182785

Rule 482ad

Fidus Investment Corporation Closes Public Offering of Common Stock

Underwriters Fully Exercise Over-Allotment Option

EVANSTON, Ill., February 11, 2013 (GLOBE NEWSWIRE) — Fidus Investment Corporation (Nasdaq: FDUS) (“Fidus” or the “Company”) announced today that it closed the previously announced underwritten public offering of 1,500,000 shares of common stock at a public offering price of $17.60 per share. In addition, the underwriters fully exercised their option to purchase 225,000 additional shares of the Company’s common stock to cover over-allotments. Including the exercise of the over-allotment option, the total number of shares sold in the offering was 1,725,000. Net proceeds from the offering, including exercise of the over-allotment option but after deducting underwriting discounts and estimated offering expenses payable by the Company, were approximately $28.8 million.

Fidus intends to use the net proceeds from this offering, including the net proceeds from the exercise of the underwriters’ over-allotment option, to make investments in lower middle-market companies in accordance with its investment objective and strategies, and for working capital and general corporate purposes.

Raymond James and Robert W. Baird & Co. Incorporated served as joint bookrunning managers for the offering. BB&T Capital Markets, a division of BB&T Securities, LLC, and Oppenheimer & Co. Inc. served as co-lead managers. DA Davidson and J.J.B. Hilliard, W.L. Lyons, LLC served as co-managers for the offering. The shares were sold pursuant to an effective shelf registration statement on Form N-2 that has been filed with, and has been declared effective by, the U.S. Securities and Exchange Commission. This press release does not constitute an offer to sell or the solicitation of an offer to buy the shares referred to in this press release.

ABOUT FIDUS INVESTMENT CORPORATION

Fidus Investment Corporation provides customized debt and equity financing solutions to lower middle-market companies, which management generally defines as U.S. based companies with revenues between $10.0 million and $150.0 million. Fidus’ investment objective is to provide attractive risk-adjusted returns by generating both current income from debt investments and capital appreciation from equity related investments. Fidus seeks to partner with business owners, management teams and financial sponsors by providing customized financing for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives.

Fidus is an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. In addition, for tax purposes, Fidus has elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Fidus was formed in February 2011 to continue and expand the business of Fidus Mezzanine Capital, L.P., which commenced operations in May 2007 and is licensed by the U.S. Small Business Administration as a small business investment company.

FORWARD-LOOKING STATEMENTS

This press release may contain certain forward-looking statements which are based upon current expectations and are inherently uncertain. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company’s control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission. Such statements speak only as of the time when made, and are based on information available to the Company as of the date hereof and are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update any such statement now or in the future, except as required by applicable law.

Company Contact:	Investor Relations Contact:

Edward H. Ross	Stephanie Prince/Jody Burfening
Chief Executive Officer	LHA
Fidus Investment Corporation	(212) 838-3777
(847) 859-3940	sprince@lhai.com